UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
  ____________________________________________
FORM 8-K
 ____________________________________________

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 28, 2016

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Joy Global Inc.

(Exact name of Registrant as Specified in Its Charter)
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Delaware	001-09299	39-1566457
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 E. Wisconsin Avenue, Suite 2780
Milwaukee, WI 53202
(Address of Principal Executive Offices)

Registrant’s telephone number, including area code:
414-319-8500

Former Name or Former Address, if Changed Since Last Report:
Not Applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Solicitation material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a.-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Joy Global Inc. (the “Company”) received a subpoena from the Division of Enforcement (the “Staff”) of the U.S. Securities and Exchange Commission (the “Commission”) in the fourth quarter of 2014 concerning the Company’s 2012 acquisition of International Mining Machinery Holdings Limited and related accounting matters. On June 28, 2016, the Staff notified the Company that it had concluded its investigation and, based on the information received to date, that it does not intend to recommend an enforcement action by the Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

JOY GLOBAL INC.

Date: June 29, 2016	By:	/s/ Matthew S. Kulasa
Matthew S. Kulasa
Vice President, Controller and Chief Accounting Officer